Investment Thesis FINANCIAL DATA AS OF December 31, 2019 DATED: February 3, 2020 Exhibit 99.1

Executive Summary SLIDES 2 TO 26

Forward-Looking Statements; Non-GAAP; New Accounting Standards Forward-Looking Statements: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability.  Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning.  These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and the Consumer Protection Act and its related regulations); ability of Old National to execute its business plan, including the anticipated impact from the ONB Way strategic plan that may differ from current estimates; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements, including the impact of the new CECL standard; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this presentation; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC.  These forward-looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation. Non-GAAP: These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. New Accounting Standards: For the three months ended March 31, 2018, amounts reflect the reclassification of $0.5 million of agency costs from data processing expense to investment product fee revenue as a result of the implementation of the revenue recognition accounting standard.

Snapshot of Old National Largest bank holding company headquartered in Indiana with financial centers located in Indiana, Kentucky, Michigan, Wisconsin and Minnesota 192 financial centers 226 ATMs Focused on community banking with a full suite of product offerings: Retail and small - medium size business Wealth management Mortgage Guided by three strategic imperatives Strengthen the risk profile Enhance management discipline Achieve consistent quality earnings Summary Overview Company Description Headquarters Evansville, IN Market Cap (millions)1 $3,087 P / TBV 176% Dividend Yield 3.1% LTM Average Daily Volume (actual) 867,863 Total Assets $20,412 Core Deposits $14,461 Trust Assets Under Management $12,219 2019 ROAA As Reported / Adjusted1 1.19% /1.25% 2019 ROATCE1 As Reported / Adjusted1 14.97% / 15.67% Investment services Capital markets Loan Mix Deposit Mix 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 At or for the three-months ended December 31, 2019 Market data as of January 30, 2020 $ in millions, except as noted Loans to Total Deposits 83.6% Loan Yields 4.64% Cost of Total Deposits 0.43% Risk Weighted Assets / Total Assets 69.0% Tangible Book Value $10.35 Noninterest Income / Total Revenue (FTE) 23.9% Efficiency Ratio As Reported / Adjusted1 65.57% / 60.97% Net Charge-Offs (Recoveries) / Average Loans 0.12% 90+ Day Delinquent Loans 0.00% Non-Performing Loans / Total Loans 1.19% Allowance to Nonperforming Loans 38% Key Financial Metrics2

Old National’s Footprint 75 69 74 70 64 57 39 75 64 65 90 94 43 65 74 35 94 Indiana1 $7.6 billion deposits 52% of total franchise Michigan $1.4 billion deposits 10% of total franchise Wisconsin $1.4 billion deposits 10% of total franchise Kentucky $0.9 billion deposits 6% of total franchise Minnesota $3.2 billion deposits 22% of total franchise Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2019 1 Includes $0.2 billion of deposits in 2 Illinois branches located near the Indiana border Areas enhanced through our partnerships: Commercial real estate lending SBA lending Mortgage lending BSA/AML  operations, systems and high-risk customer analysis

The ONB Way – Writing The Next Chapter in the Old National Story In May 2019 we launched The ONB Way, starting with a performance improvement diagnostic to define our go-forward strategy and identify revenue and efficiency opportunities across the bank In August 2019 we launched the “Design Phase,” where we set out to build a Bankable Plan that delivers on three key objectives: Transform Old National into a leading commercially-oriented regional bank with a distinctive client-centric value proposition delivered through a segment-focused organization, allowing cultivation of strong client relationships Lay the foundations to be a top performing independent bank by streamlining our operating model, strengthening risk and credit processes to provide a seamless client experience, and creating an exceptional work environment that empowers our team members to deliver their best Capture sustainable incremental pre-tax improvement by the end of 2021, through a balanced portfolio of revenue and cost initiatives, to help us deliver a top-quartile performance We have entered the Implementation Phase to capture the value identified in the Design Phase, which we anticipate lasting 1-2 years Expense saves should be at full run rate ($40mm annually) by 1Q21 Revenue benefit to begin in 2021 We plan to hold an Investor Day on May 13 in Indianapolis to provide more details and updates on our progress

Our Vision for The ONB Way We are a leading commercially-oriented regional bank with a distinctive client-centric value proposition based on strong relationships, streamlined operating model, and an exceptional work environment that empowers our team members to deliver their best

Six Key Pillars Of Our ONB Way Strategy Old National is a commercially-oriented regional bank that consistently delivers top quartile performance to clients, team members, shareholders and communities Commercial salesforce aligned to client’s size or loan type Relationship Manager (RM) aligned to segments based on clients’ revenue size Dedicated units for specialized lending and select industry verticals to develop deeper expertise Increased Treasury Management (TM) cross-selling with enhanced pricing discipline and collaboration model across RMs and TM officers Community Banking offering tailored to the markets we operate in Serving communities of clients and small businesses through products and services that meet their needs Full range of distribution channels to meet clients where they are Cultural shift in banking centers to engage clients through sales Efficient physical presence tailored to strategic market archetypes Banking led Affluent & HNW offering to serve eligible clients Private Bankers as the primary relationship contact Single team of Wealth Advisors, leading with financial planning and with deep investment expertise Team approach to more complex relationships, with dedicated Financial Planners and specialists Close partnership with other business, especially Commercial and Mortgage 3 2 1 Risk management processes that align complexity with amount of risk taken in each of our segments, leading to overall better client experience, improved cycle times and enhanced efficiency 4 Streamlined operating model, optimized procurement function, and enhanced technology infrastructure to provide scalability across the entire bank via centralized functions and value-based orientation 5 Sales and performance orientation, centered around client needs, and culture of full empowerment and accountability 6

The ONB Way – Major Initiatives Revenue Enhancements (Expected Net Revenue Improvement in 2021) Expense Opportunities Rationalize real estate Streamline reporting layers Improve back room processes Deepen client relationships Initiatives Objectives Improve analytics to better identify opportunities Increase consumer lending opportunities Segmentation of portfolio and salesforce Create high-potential industry verticals Targeted cross-selling of Treasury Management Accelerate growth in commercial banking Reduce office and operations space Consolidation of 31 banking centers Flatten organizational structure Consolidation of functions and reduced duplication Streamline credit approval process Establish a Credit Center that will process more efficiently and effectively Automate tasks within the Credit monitoring Implement new technology and automate labor intensive activities Team approach led by private banker Emphasis on financial planning Enhance affluent and high net worth client offerings

The ONB Way – Projected Financial Impact1 Recurring Benefit Implementation Costs Expense Opportunities Net Impact -$1 -$2 $-8 -$33 -$1 $5 $9 $40 $ in millions and are pre-tax 1 Based on estimates as of January 21, 2020 Estimated Implementation Costs by Type $25 related to branch facilities $10 in severance $10 in professional fees $8 in non-branch facilities and miscellaneous charges $53mm ~1.5 year earnback, not including any revenue benefit

Old National’s Top 10 MSAs Demographics in Top 5 (56% of deposits) and Top 10 (69% of deposits) markets are better than national averages Expansion markets tend to be much better than national average demographics Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2019

Strategy to Drive Long-Term Shareholder Value Larger balance sheet capabilities with a strong product offering, delivered in-market with unequalled client care – “Out-product Community Banks, Out-service Large Regionals” Basic Bank…Broader Reach M&A Repositioned Franchise with Better Growth Dynamics… … and Embedded Operating Leverage Strong Credit Culture and Lower Risk Model Granular & Diversified Loan Portfolio Positioned in faster-growth Midwestern markets with expanded client base and higher commercial density – MSAs where the business model works well and there is a service gap between the large regionals and the community banks 636bps+ positive adjusted operating leverage 2019 vs 2018; Continued branch rationalization and process improvement while reducing low-return businesses and lower growth markets (insurance sale, exit Southern IL, sold and/or consolidated 202 branches since 12-31-2010) Conservative credit culture with below peer net charge-offs and lower-than-peer RWA/Assets; Lower volatility model by design Small average loan size with no significant industry concentrations; 4Q19 average commercial loan production size < $1mm Quality Low-Cost Deposit Base Below peer cost of total deposits (43bps) and low loans to deposit ratio of 84%; loans to non-maturity deposit ratio of 95%

Franchise Evolution Built a Better Bank… Source: S&P Global Market Intelligence

… With Improved Scale Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2019 33% increase 78% increase

Successful Execution and Integration Has Driven Improved Profitability 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations – Peer Group data per S&P Global Market Intelligence and as of most recent quarter available - See Appendix for definition of Peer Group ROAA1 Adjusted Noninterest Expenses per Average Assets1 Efficiency Ratio1 2010 3Q19 2010 3Q19 2010 4Q19 2010 4Q19 2010 3Q19 2010 4Q19 2010 4Q19 2010 3Q19 ROATCE1

Deposit Composition Deposit Growth 2012 – 4Q19 CAGR: 10.3% Cost of Total Deposits Peer Group data per S&P Global Market Intelligence - See Appendix for definition of Peer Group $ in millions 1 As of December 31, 2019, 3 Peers with no financial disclosure Quality Low-Cost Deposit Franchise

Improved Balance Sheet Mix Increase of 11.8% 1 Includes loans held for sale

Credit Peer Group data per S&P Global Market Intelligence - See Appendix for definition of Peer Group

Strong Reserve Coverage & CECL $ in millions Current Expected Credit Losses (CECL) On track for 1Q20 implementation Estimated day 1 increase to allowance for loan losses of $35mm to $45mm Driven largely by the $2.3bn acquired loan portfolio Modest increase in reserves for the legacy portfolio

Strong Credit Culture Peer Group data per S&P Global Market Intelligence as of 09/30/2019 - See Appendix for definition of Peer Group 1 Excludes loans held for sale; 2 Source: Regulatory Call Report 3 Full Years 2004-2018, includes banks with 15-years of NCO’s Legal lending limit at December 31, 2019 of $284mm per borrower 3 and 15-Year Cumulative NCOs / Avg. Loans1 CRE Concentration (% of Loans)1,2 194% 203% 221% CRE /Total RBC1,2 Average Loan Size Commercial & Industrial $296,400 Commercial Real Estate $670,100 15-Year Peak NCOs Old National 2009 1.40% Peer Group 2009 1.29% Banks $10B - $50B 2010 2.10%

Low-Risk Balance Sheet Implies $2.1bn increase in RWA to meet peer average Peer Group data as of 3Q19 and per S&P Global Market Intelligence - See Appendix for definition of Peer Group Risk Weighted Assets / Total Assets

Fourth-Quarter 2019 Key Performance Indicators Earnings: Net income of $49.2mm, or $0.29 per diluted share Adjusted net income1 increased 2% from a year ago to $55.2mm, or $0.32 per diluted share, Excludes $8.2mm in ONB Way charges and $0.2mm in merger charges Loans and Deposits2: Record high commercial production at $681mm; record pipeline at $2.2bn Total loans3 increased 2.9% annualized over prior quarter Credit quality remains strong Average core deposits increased $344.2mm, or 9.7% annualized over prior quarter Low cost of total deposits down 9 bps to 43 bps Net interest margin, excluding accretion income, down just 1 bp from prior quarter Operating Leverage and Expense Management: Positive adjusted operating leverage1 of 392 bps year-over-year Adjusted efficiency ratio1 of 60.97% improved 234 bps from the fourth quarter of 2018 Capital Actions: 428 thousand shares repurchased at a weighted average price of $16.78 per share, excluding commissions 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Based on end-of-period balances 3 Includes loans held for sale

Full-Year 2019 Key Performance Indicators Earnings: Net income of $238.2mm, or $1.38 per diluted share Adjusted net income1 increased 23.8% from 2018 to a record $249.9mm, or $1.45 per diluted share Excludes $11.4mm in ONB Way charges and $6.0mm in merger charges Loans and Deposits: Record high commercial production at $2.4bn; record pipeline at $2.2bn Record mortgage production of $1.4bn Credit quality remains strong with net charge-offs of 5 basis points Low cost of total deposits at 48 bps Operating Leverage and Expense Management: Positive adjusted operating leverage1 of 636 bps 2019 vs. 2018 12.3% year-over-year increase in adjusted revenue1 5.9% year-over-year increase in adjusted noninterest expense1 Record adjusted efficiency ratio1 of 57.87% improved 369 bps from 2018 Return Profile: Adjusted return on average assets1 was 1.25% Adjusted return on average tangible common equity1 was 15.67% Capital Actions: 6.0mm shares repurchased at a weighted average price of $16.58 per share, excluding commissions 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Based on end-of-period balances

Branch Actions Driving efficiencies through increased branch size and investment in mobile and online banking Consolidated 72 branches since January 2014 Increased core deposits per branch by 120% since 2009 Launched new online and mobile solution January 2016 Increased mobile users by over 500% As part of The ONB Way, recently announced the pending consolidation of 31 branches throughout the footprint To occur April 24, 2020

Outlook

Driving shareholder value

- Expect commercial loan production to remain strong
- FTE NIM, excluding accretion income, under pressure; yield curve dynamics remain challenging
- Noninterest income remain subject to normal seasonal patterns
- Noninterest expenses experience seasonality in payroll taxes; 2020 to include an estimated $13mm in (pre-tax) tax credit amortization
- FY 2020 tax rates expected to be ~18.5% FTE and ~14.5% GAAP
- CECL on track for 1Q20 implementation

Category	4Q19 Adjusted Results[1]
Commercial Loan Production	Record production of $681mm; pipeline of $2.2bn
Net Interest Margin	FTE NIM was 3.46%, including 21 bps of accretion income and 5 bps of interest collected on nonaccrual loans
Noninterest Income	$47.3mm, excluding debt securities gains
Noninterest Expense	$125.6mm, excluding ONB Way charges, amortization of tax credit investments and merger charges; includes $4.0mm in additional incentive compensation
Tax Rate/Credits	FTE income tax rate was 23.0% with $0.7m in tax credit amortization
CECL	Anticipated day one increase to the allowance for loan losses of approximately $35 million to $45 million

[1] Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

OLD NATIONAL BANCORP 25

Commitment to Excellence

Financial Details FINANCIAL DATA AS OF December 31, 2019 DATED: February 3, 2020

Fourth-Quarter 2019 Results Performance Drivers Net interest margin, less accretion, down just 1 bp Total deposits increased 2.9% Seasonal declines in several fee income businesses Reported noninterest expense includes $8.2mm in ONB Way charges and $0.2mm in merger charges $ in millions, except per-share data Amounts tax-effected using the current statutory FTE tax rates (federal + state) of 25% 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

Pre-Provision Net Revenue Adjusted pre-provision net revenue1 increased 23.3% Y/Y Improvement driven by successful execution of our stated strategy Low credit costs Low cost core deposit funding Strong expense management Positive operating leverage continues 636 bps 2018 to 2019 improvement 392 bps 4Q to 4Q improvement 1 Up 10.3% YoY $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Up 23.3%

Average Balance Sheet Mix $ in millions Loans Total commercial loans: 66.5% of total loans, down 0.1% Y/Y Indirect auto: 5.2% of earning assets, down 0.8% Y/Y Securities Duration of 3.86 vs. 3.04 in 3Q19 4Q19 yield was 2.74% 4Q19 new money yield was 2.74% Estimated NTM cash flows of $1,043mm Net unrealized pre-tax gain of $71.9mm Net unamortized premium of $64.9mm

Loans1 $ in millions 1 Includes loans held for sale 2 Reflects closing of Klein Partnership Average Balances Period-End Balances Quarterly commercial production of $681mm Average new production size < $1mm Commercial pipeline at quarter end of $2.2bn Line utilization was 32.1% at quarter end Loan yields decreased 27 bps - 13 bps accretion income - 15 bps loan coupons/mix/volume/days + 1 bp interest collected on nonaccruals 4Q19 new production average yields Commercial & industrial: 3.95% Commercial real estate: 3.86% Residential real estate: 3.60% Indirect lending: 3.44% 2

Commercial Loan Portfolio Concentrations As of December 31, 2019 $ in millions 1 Includes held for sale Total C&I and CRE - $8,057 (Classed by Product Type)

C&I Loan Portfolio Concentrations As of December 31, 2019 $ in millions C&I by State - $2,890 (State Determined by Primary Address of Borrower)

Commercial Real Estate Loan Concentrations CRE - $5,167 (Classed by Property Type) Multifamily by Product Type - $1,178 Multifamily by State - $1,178 (State Determined by Primary Address of Pledged Collateral) *Owner Occupied CRE is 29% As of December 31, 2019 $ in millions

Auto Loan Portfolio Total portfolio average original loan term of 70 months and weighted average FICO score of 766 Total portfolio LTV of 85% Total Portfolio yield of 3.81% 30+ Days Delinquency at 12/31/2019 = 0.86% Loans are originated within the ONB footprint As of December 31, 2019 $ in millions

Investment Portfolio Purchases 4Q191 1 Data as of December 31, 2019

Investment Portfolio $ in millions 1 Includes market value for both available-for-sale and held-to-maturity securities Investment Portfolio yield of 2.74% in 4Q19 vs. 2.82% in 3Q19

Declining Funding Costs Average Balances Period-End Balances 4Q19 total deposit costs of 43 bps December total deposit costs of 40 bps Total Interest-bearing deposit costs were 59 bps, down 12 bps from 3Q19 Low loan to deposit ratio of 83.6% $ in millions 1 Reflects closing of Klein 1

Key Performance Drivers Rate cuts in September and October NIM decreased 11 bps vs. 3Q19 - 10 bps accretion - 12 bps asset yields + 11 bps funding costs Net Interest Income & Net Interest Margin1 $ in millions 1Tax Equivalent Basis; Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Total Earning Assets Yield Net Interest Margin Interest-Bearing Liability Cost Accretion

Projected Purchase Accounting Impact Actual Accretion Projected Accretion1 Actual Discount Projected Discount1 Manageable declines in purchase accounting impact expected in future periods Actual IA Amortization Net Income Statement Contribution $ in millions 1 Projections are updated quarterly, assume no prepayments and are subject to change IA = Indemnification Asset 2 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

Asset Liability Management Position 41% of loans are variable-rate $510mm of asset hedges, 100% of which are in the money when 1-month LIBOR is below 2.0% 11% of loans have floors Actively manage deposit costs in current down rate cycle 4Q19 total cost of deposits was 43bps, improving 9bps from 3Q19 $1.1bn in deposits indexed to fed funds $1.3bn in time deposits scheduled to mature within next 12 months Other borrowings cost of 1.88% is among lowest of peers Over $700mm of borrowings either mature or reprice within next 12 months Liquid investment portfolio of $5.4bn Unrealized gain of $71.9mm Duration of 3.86 years and estimated NTM cash flows of $1,043mm Net Interest Income Sensitivity Disciplined balance sheet management and well-positioned to defend margin against headwinds from challenging rate environment Interest Rate Risk Position Total interest-bearing deposit beta assumptions in declining interest rate scenarios are approximately 23%. Deposit betas largely depend on short-term rates and market competition. Loan and Deposit Mix Loans Deposits

Noninterest Income $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Residential mortgage production includes quick home refinance product Key Performance Drivers 4Q19 adjusted noninterest income1 $3.2mm seasonal decrease in mortgage banking revenue $1.1mm seasonal decrease in deposit service charges $1.5mm decrease in capital markets income Mortgage revenue 4Q19 net gains on sales and fees was $3.5mm and net servicing income was $2.1mm 4Q19 production was $468mm 46% purchase / 54% refi 62% sold in secondary market Quarter-end pipeline at $145mm

Noninterest Expense $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Key Performance Drivers 4Q19 adjusted noninterest expense1 Includes $4.0 in additional incentive compensation and mortgage commissions FY 2019 Adjusted Efficiency Ratio1 of 57.87% 369 bps improvement from 2018

Conservative Lending Limits/Risk Grades Borrower Asset Quality Rating (Risk Grades) In-House Lending Limit1 ($ in millions) 0 – Investment Grade $67.5 1 – Minimal Risk $57.5 2 – Modest Risk $52.5 3 – Average Risk $45.0 4 – Monitor $35.0 5 – Weak Monitor $25.0 6 – Watch $10.0 7 – Criticized (Special Mention) $5.0 In-house lending limits conservative relative to ONB’s legal lending limit at December 31, 2019 of $284mm per borrower 1 Includes entire relationship with borrower Borrower Asset Quality Rating (Risk Grades) 8 – Classified (Problem) 9 – Nonaccrual

Capital Trends 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Excludes commissions Shares in millions Total board authorization of up to 7.0mm shares to be repurchased, as conditions warrant, through January 31, 2021 2019 total return to shareholders ~ 79%

Our Transformational Journey 2011 Monroe Bancorp $771M 15 Branches 2012 Indiana Community $818M 17 Branches 2014 Tower Financial $618M 7 Branches 2014 United Bancorp $851M 18 Branches 2013 24 Branches (Bank of America) 2011 Integra Bank (FDIC) $1.8B 52 Branches 2014 LSB Financial $337M 5 Branches 2015 Founders Financial $447M 4 Branches 2016 Anchor BanCorp (Wisconsin) $2.2B 46 Branches Total assets acquired 2017 Anchor Bancorp (Minnesota) $2.2B 17 Branches 2018 Klein Financial, Inc. $1.9B 18 Branches

Transforming Old National's Landscape


Acquired Monroe Bancorp – Enhanced Bloomington, IN presence January, 2011
Sold non-strategic market – Chicago-area - 4 branches
Acquired Indiana Community – Entry into Columbus, IN September, 2012
Sold 12 branches
Acquired Tower Financial – Enhancing Ft. Wayne, IN presence April, 2014
Acquired United Bancorp— Entering Ann Arbor, MI July, 2014
Acquired LSB Financial Corp.– Enhancing Lafayette, IN presence November, 2014
Sold non-strategic market – Southern IL – 12 branches + 5 branches
Acquired Anchor BanCorp Wisconsin Inc. – Entering the state of Wisconsin May, 2016
Acquired Anchor Bancorp, Inc. – Entering Minneapolis November, 2017
Sold 10 branches in Wisconsin
Acquired Klein Financial, Inc. Minneapolis November, 2018
2011
2012
2013
2014
2015
2016
2017
2018
2019
Consolidation of 44 branches
FDIC-assisted acquisition of Integra Bank July, 2011
Consolidation of 21 branches
Acquired 24 MI / IN branches July, 2013
Consolidation of 22 branches
Consolidation of 4 branches
Acquired Founders Financial Corporation– Entry into Grand Rapids, MI January, 2015
Consolidation of 23 branches
Consolidation of 5 branches
Consolidation of 29 branches
Consolidation of 10 branches
Consolidation of 1 branch

Acquired 223 | Sold 43 | Consolidated 159 + 31 Pending

OLD NATIONAL BANCORP 47

by the numbers Population: 6.7 million Total Resident Labor Force:3.4 million Unemployment Rate:3.2% (Dec. ‘19, Seasonally Adjusted) GDP: $366.8B Exports:$39.3B Land Area:35,826 sq mi crossroads of America $4.6 billion and 13,300 new jobs from international investment (2012 – 2014) Home to the 2nd largest Global Fed-Ex air hub A one-day drive or less to 80% of US population Indiana at a Glance Old National is the largest bank headquartered in Indiana Sources: Bureau of Labor Statistics, Stats Indiana, United States Census Bureau, Indiana Economic Development Corporation, U.S. Department of Commerce, theus50.com, Indiana Chamber of Commerce, St. Louis Fed pro business “AAA” Credit Rating – Fitch, Moody’s and Standard and Poor #1 state for manufacturing workforce – Business Facilities, 2018 #2 state for Cost of Doing Business and Infrastructure – CNBC, 2018 3rd in the U.S. for regulatory environment – Forbes, 2018 #5 state for cost of doing business – CNBC, 2018 5th state for business – Chief Executive, 2018 7th state for best business climate – Business Facilities, 2018 Corporate Income Tax dropping from 6.5% to 4.9% by 2021

Growth Opportunities in the Midwest Louisville, Kentucky Highest population MSA and highest median household income MSA in Kentucky Grand Rapids, Michigan 7th “10 Big Cities with the Fastest Growing Economies” – Forbes 2018 13th best large city to start a business – Wallet Hub, 2018 13th “Best Places to Live” – U.S. News and World Report, 2018 Ann Arbor, Michigan Highest median household income MSA in Michigan 2.2% unemployment rate (Nov., ‘19) vs. US rate of 3.5% (Dec., ‘19) 1st “Best Places to Live” – Livability.com, 2018 Indianapolis, Indiana Highest population and one of the highest median household income MSAs in Indiana Best Place to do Business in the Midwest and 5th best nationwide – Chief Executive Magazine, 2017 Madison, Wisconsin 3rd “Best Places to Live” – Livability.com, 2019 2.2% unemployment rate (Nov., ‘19) vs. US rate of 3.5% (Dec., ‘19) Sources: S&P Global Market Intelligence, Bureau of Labor Statistics Minneapolis, Minnesota 3rd largest MSA in the Midwest 2.7% unemployment rate (Nov., ‘19) vs U.S. rate of 3.5% (Dec., ‘19) 1st “Best Place to Find a Manufacturing Job” – ZipRecruiter, 2018 Home to 16 Fortune 500 Companies

Attractive Midwest Markets Source: S&P Global Market Intelligence, based on MSAs $ in thousands Average of ONB Footprint Average of ONB Footprint

Attractive Midwest Markets

Minneapolis, MN	Indianapolis, IN	Milwaukee, WI	Louisville, KY	Grand Rapids, MI
MSA Population: 3.7mm	MSA Population: 2.1mm	MSA Population: 1.6mm	MSA Population: 1.3mm	MSA Population: 1.1mm
Major industries include: Manufacturing, applied research and technology	Major industries include: Scientific and technical services, pharmaceutical, insurance and healthcare	Major industries include: manufacturing, healthcare, insurance, and tourism	Major industries include: Healthcare, tourism, logistics, and manufacturing	Major industries include: Office furniture, healthcare, consumer goods and grocery
Headquarters to 16 Fortune 500 companies, including Target, General Mills, 3M, Land O Lakes and SuperValu	Headquarters to Eli Lilly, Anthem, Conseco and the NCAA	Headquarters to Harley-Davidson, Rockwell Automation, Johnson Controls and Manpower	Headquarters to Yum! Brands, Humana, Hillerich & Bradsby (Louisville Slugger) and Churchill Downs – also large UPS and Ford plants	Headquarters to Steelcase, Amway, Meijer, Spectrum Health and Gordon Foods
34 Branches, Loans $2.5B Core Deposits: $3.3B	18 Branches, Loans: $767M Core Deposits: $992M	5 Branches, Loans: $694M Core Deposits: $183M	5 Branches, Loans: $733M Core Deposits: $292M	5 Branches, Loans: $258M Core Deposits: $287M

Madison, WI	Lexington, KY	Ft. Wayne, IN	Ann Arbor, MI	South Bend, IN
MSA Population: 670K	MSA Population: 524K	MSA Population: 413K	MSA Population: 375K	MSA Population: 323K
Major industries include: Advanced manufacturing, agriculture, healthcare, information technology and life sciences	Major industries include: Thoroughbred horse farms, horse racing, agribusiness and technology	Major industries include: Healthcare, manufacturing and insurance	Major industries include: Automotive, IT/Software, life sciences and healthcare	Major industries include: Educational and health services, wholesale and retail trade, manufacturing and government
Headquarters to American Family, Spectrum Brands, Epic Health Systems, Exact Sciences, Promega and the University of Wisconsin	Headquarters to Lexmark International, the University of Kentucky – also large Toyota plant	Headquarters to Steel Dynamics, Vera Bradley – also large General Motors plant	Headquarters to Borders Group, Domino's Pizza, Zingerman's and the University of Michigan	Headquarters to the University of Notre Dame and Memorial Health System
19 Branches, Loans: $713M Core Deposits: $809M	1 Branch, Loans: $134M Core Deposits: $49M	6 Branches, Loans: $322M Core Deposits: $372M	11 Branches, Loans: $663M Core Deposits: $710M	6 Branches, Loans: $218 Core Deposits: $242M

Sources: Population from S&P Global Market Intelligence; Industry and company data from City-Data.com, Forbes.com
Branch Count, Loan and Deposit data as of December 31, 2019, and based on ONB's internal regional reporting structure; loans exclude residential mortgages

OLD NATIONAL BANCORP | 51

Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares Stock ownership guidelines have been established for named executive officers as follows: As of Old National’s Proxy filed March 6, 2019, each named executive officer has met their stock ownership requirement Commitment to Strong Corporate Governance

2019 Executive Compensation Short Term Incentive Plan (CEO, CFO, COO, CIO, Chief Legal Counsel) Performance Measure Weight Corporate EPS 60% ROATCE 20% Efficiency Ratio 20% Tied to long term shareholder value Long Term Incentive Plan (CFO, COO, CIO, Chief Legal Counsel) Performance Measure Weight Performance-based 75% (50% TSR & 50% ROATCE) Service-based 25% Long Term Incentive Plan (CEO) Performance Measure Weight Performance-based 100% (50% TSR & 50% ROATCE)

Commitment to Diversity & Inclusion Old National is fully committed to supporting a rich culture of diversity as a cornerstone to our success 29% of Old National’s Executive Operating Group are women 67% of all Old National associates are women

Board of Directors

Director	Market	Background
Alan W. Braun	Evansville, IN	Senior Advisor to Industrial Contractors Skanska with 45+ years as a construction executive; formerly Chairman, President and CEO of Industrial Contractors, Inc.
Andrew E. Goebel	Evansville, IN	34-year career in the energy industry, most recently serving as President and Chief Operating Officer of Vectren Corporation
Jerome F. Henry Jr.	Ft. Wayne, IN	Owner and President of Midwest Pipe & Steel, Inc., a company he founded in 1972
Ryan C. Kitchell	Indianapolis, IN	Former Executive Vice President and Chief Administrative Officer at Indiana University Health; formerly IU Health's Chief Financial Officer since 2012; previously worked for Indiana Governor Mitch Daniels
Phelps L. Lambert	Henderson, KY	Managing Partner of Lambert and Lambert, an investment partnership; formerly CEO and Chief Operating Officer of Farmers Bank & Trust Company
James C. Ryan III	Evansville, IN	Chairman and CEO of Old National Bancorp; previously CFO of Old National Bancorp
Thomas E. Salmon	Evansville, IN	Chairman and CEO of Berry Global, a Fortune 500 and NYSE company; formerly Berry Global's President and Chief Operating Officer
Randall T. Shepard	Indianapolis, IN	Former Chief Justice of the Indiana Supreme Court, serving for 25 years
Rebecca S. Skillman, Lead Director	Bloomington, IN	Chairman of Radius Indiana, an economic development regional partnership; formerly Lieutenant Governor of the State of Indiana as well as an Indiana Senator
Derrick J. Stewart	Indianapolis, IN	President & CEO of the YMCA of Greater Indianapolis; formerly CEO of the YMCA of Southwestern Indiana
Katherine E. White	Ann Arbor, MI	A Brigadier General in the U.S. Army currently serving in the Michigan Army National Guard as the Commander Judge Advocate; a Professor of Law at Wayne State University Law School; a Regent with the University of Michigan Board of Regents
Linda E. White	Evansville, IN	CEO of Methodist Health and Executive Director of the Deaconess Foundation; Formerly President and CEO for Deaconess Health System, Inc., serving 32 years as an administrator in the healthcare industry

OLD NATIONAL BANCORP 55

Appendix

Non-GAAP Reconciliations $ in millions, except per share data

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions 1 Year-over-year basis point change in noninterest expense plus change in total revenue 2 Year-over-year basis point change in adjusted noninterest expense plus change in adjusted total revenue

Non-GAAP Reconciliations $ in millions, except per-share data

Non-GAAP Reconciliations $ in millions 4Q17 2Q18 3Q18 2Q19 3Q19 4Q19 2018 2019 Noninterest Expense As Reported $140.43199999999999 $130.46199999999999 $119.376 $128.119 $122.584 $134.744 $517.30600000000004 $508.48699999999997 Less: ONB Way Charges 0 0 0 -1.4 -1.8 -8.2159999999999993 0 -11.416 Less: Merger and Integration Charges -11.936999999999999 -2.4710000000000001 -1.6759999999999999 -3.2473969999999999 -1.27 -0.24693799999999999 -21.345000000000002 -5.9643350000000002 Less: Branch Action Charges & Severance -6.5841509999999994 -1.637 -0.06 0 0 0 -11.997 0 Noninterest Expense Less Charges $121.91084899999997 $126.35399999999998 $117.64 $124.87160299999999 $119.51400000000001 $126.28106200000001 $483.964 $491.10666499999996 Less: Amortization of Tax Credit Investments -11.733000000000001 -11.858000000000001 -9.2330000000000005 -0.56799999999999995 -1.2110000000000001 -0.71 -22.933 -2.7489999999999997 Adjusted Noninterest Expense $110.17784899999997 $114.49599999999998 $108.407 $124.303603 $118.30300000000001 $125.57106200000001 $461.13100000000003 $488.35766499999994 Less: Intangible Amortization -3.399 -3.4159999999999999 -3.2829999999999999 -4.3250000000000002 -4.1689999999999996 -3.9449999999999998 -14.433 -16.939 Adjusted Noninterest Expense Less Intangible Amortization $106.77884899999997 $111.07999999999998 $105.124 $119.97860299999999 $114.13400000000001 $121.65606200000002 $446.69800000000004 $471.45866499999994 Net Interest Income As Reported $118.556 $131.96299999999999 $130.84200000000001 $155.23000000000002 $153.096 $148.898 $537.53 $604.26400000000001 Add: FTE Adjustment 6.1390000000000002 2.8250000000000002 2.7530000000000001 3.2890000000000001 3.1709999999999998 3.282 11.462 12.942 Net Interest Income (FTE) $124.69499999999999 $134.78799999999998 $133.59500000000003 $158.51900000000001 $156.267 $152.18 $548.99199999999996 $617.20600000000002 Noninterest Income As Reported $44.825000000000003 $49.289000000000001 $45.954999999999998 $51.213999999999999 $53.948999999999998 $47.726999999999997 $195.298 $199.29 Total Revenue (FTE) $169.51999999999998 $184.077 $179.55 $209.733 $210.21600000000001 $199.90700000000001 $744.29 $816.49599999999998 Less: Debt Securities Gains/Losses -1.587 -1.494 -0.13500000000000001 -1.1639999999999999 -0.42399999999999999 -0.437 -2.032 -1.9249999999999998 Less: Gain on Student Loan Sale 0 -2.2360000000000002 0 0 0 0 -2.2360000000000002 0 Less: Gain on Branch Actions 0 -0.25339400000000001 -0.22483900000000001 0 0 0 -14.466913 0 Adjusted Total Revenue (FTE) $167.93299999999999 $180.09360600000002 $179.25016100000002 $208.51900000000001 $209.792 $199.52 $725.55508699999996 $814.62099999999998 Reported Efficiency Ratio 0.81599804684010879 0.69582600789777793 0.64706406933645455 0.59353978779204952 0.56444001677852351 0.65573269163282699 0.67739084550116013 0.6035440214542378 Adjusted Efficiency Ratio 0.6358419667367341 0.61679035956445882 0.58666530309113629 0.57518451172315233 0.54403409090909094 0.60974369486768254 0.61556379728242472 0.57874602422476218 Operating Leverage1 (basis points) 668.18139151830269 1139.7831602029189 Adjusted Operating Leverage2 (basis points) 392.15216950379403 636.46447955232247 2010 2014 2015 1Q18 2Q18 3Q18 1Q19 2Q19 3Q19 4Q19 Total Noninterest Expense As Reported $314.30500000000001 $386.43761800000004 $430.931757 $117.1 $130.46 $119.376 $123.04 $128.119 $122.584 $134.744 Less: ONB Way Charges 0 0 0 0 0 0 0 -1.4 -1.8 -8.2159999999999993 Less: Merger and Integration Charges -0.92200000000000004 -15.527837999999999 -5.69 -2.2999999999999998 -2.4710000000000001 -1.6759999999999999 -1.2 -3.2473969999999999 -1.27 -0.24693799999999999 Less: Branch Actions, Severance, Foundation Funding and Client Experience Initiative Charges -3.09 0 -16.940999999999999 -2.8 -1.637 -0.06 0 0 0 0 Less: Extinguishment of Debt Charges -6.1070000000000002 0 0 0 0 0 0 0 0 0 Less: Amortization of Tax Credit Investments 0 0 0 -0.7 -11.858000000000001 -9.2330000000000005 -0.3 -0.56799999999999995 -1.2110000000000001 -0.71 Adjusted Noninterest Expense $304.18599999999998 $370.90978000000007 $403.50075700000002 $111.3 $114.494 $108.407 $121.54 $122.90360299999999 $118.30300000000001 $125.57106200000001 Less: Intangible Amortization -6.1297569999999997 -9.1702880000000011 -11.746138999999999 -3.6 -3.4159999999999999 -3.2829999999999999 -4.5 -4.3250000000000002 -4.1689999999999996 -3.9449999999999998 Adjusted Noninterest Expense Less Intangible Amortization $298.05624299999999 $361.73949200000004 $391.75461800000005 $107.7 $111.078 $105.124 $116.99000000000001 $118.57860299999999 $114.13400000000001 $121.65606200000002 Net Interest Income As Reported $218.416 $366.37 $366.11599999999999 $128.5 $131.96299999999999 $130.84200000000001 $147 $155.23000000000002 $153.096 $148.898 FTE Adjustment 13.481999999999999 16.998999999999999 19.593 2.8 2.8250000000000002 2.7530000000000001 3.2 3.2890000000000001 3.1709999999999998 3.282 Net Interest Income (FTE) $231.898 $383.36900000000003 $385.709 $131.30000000000001 $134.78799999999998 $133.59500000000003 $150.19999999999999 $158.51900000000001 $156.267 $152.18 Total Noninterest Income As Reported 170.15 165.12949799999998 230.63163399999999 41.9 49.289000000000001 45.954999999999998 46.4 51.213999999999999 53.948999999999998 47.726999999999997 Less: Securities Gains/Losses -13.196999999999999 -9.7304259999999996 -5.7184610000000005 -0.8 -1.494 -0.13500000000000001 0.1 -1.1639999999999999 -0.42399999999999999 -0.437 Total Noninterest Income Excluding Securities Gains/Losses $156.953 $155.39907199999999 $224.913173 $41.1 $47.795000000000002 $45.87 $46.5 $50.04 $53.524999999999999 $47.29 Total Revenue Excluding Securities Gains/Losses (FTE) 388.851 538.76807200000007 610.62217299999998 172.4 182.58299999999997 179.46500000000003 196.7 208.50899999999999 209.792 199.52 Adjusted Total Revenue (FTE) $388.851 $538.76807200000007 $582.12749299999996 $172.4 $180.09199999999998 $179.31016100000002 $196.7 $208.50899999999999 $209.792 $199.52 Accretion Income $86.6 $61.9 $11 $11.5 $7.3 $8.8710000000000004 $11.819000000000001 $13.4 $9.484 Accretion Income as a % of Total Revenue (FTE) 0.15788557364472489 0.10043147666295194 6.3% 6.2% 4.7% 4.5% 5.6% 6.4% 4.7% Accretion Income as a % of Total Adjusted Revenue (FTE) 0.16073706758183692 0.10633409475473786 6.4% 6.4% 4.7% 4.5% 5.7% 6.4% 4.8% ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~ Reported Efficiency Ratio 0.7925278397123835 0.70034069651996744 0.68648934895457847 0.65805266821345709 0.6958150539754524 0.64708379349733924 0.60260000000000002 0.59351058323621531 0.56444001677852351 0.65566836407377704 Adjusted Efficiency Ratio 0.76660501863181529 0.67141969021505044 0.67297047933793441 0.62470997679814388 0.61678475445883219 0.58666906257699458 0.59509999999999996 0.56849776844165001 0.54403409090909094 0.60974369486768254

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions

Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Old National Investor Relations Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP – Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com